CONSULTING AGREEMENT

THIS AGREEMENT made as of the 17th day of January, 2011.

BETWEEN:

STELLAR PHARMACEUTICALS INC. (the "**Corporation**")

- and -

LMT FINANCIAL INC. ("**LMT**")

WHEREAS the board of directors has determined to retain Arnold Tenney, through his consulting company LMT Financial Inc., ("**LMT**") as an independent consultant to the Corporation to act as Interim President and Interim Chief Executive Officer of the Corporation effective January 17, 2011 and pursuant to the terms set forth herein.

The parties hereto agree as follows:

1. Corporation agrees to pay LMT a monthly consulting fee of $16,700.00 and HST within ten (10) days of receipt of the invoice from LMT.

2. LMT and Arnold Tenney acknowledge and agree that upon the appointment of a permanent President and CEO, the services of LMT will be terminated and Arnold Tenney will, at that time, step down as Interim President and Interim CEO without any additional compensation.

3. Arnold Tenney acknowledges and agrees that effective January 17, 2011 he will cease being paid as an IR consultant. Commensurate with the appointment of a permanent President and CEO by the Corporation, Arnold Tenney will resume his role as an IR consultant and receive the same monthly fee currently paid to him as an IR consultant.

4. Arnold Tenney and LMT acknowledge and agree that they have had the opportunity to obtain independent legal advice before signing this letter.

5. The terms contained herein supersede and replace all prior negotiations and/or agreements made between the parties, whether oral or written and shall constitute the entire agreement between the parties with respect to all matters relating to the appointment of Arnold Tenney, through LMT, as Interim President and Interim CEO, and the execution of this letter has not been induced by, nor do any of the parties hereto rely upon or regard as material any representations or writings whatsoever not incorporated into and made a part of this letter. This Agreement shall not be amended, altered or modified except in writing signed by the parties.

6. This agreement shall be governed by and construed in accordance with the laws of the province of Ontario. The Corporation, LMT and Arnold Tenney irrevocably attorn to the non-exclusive jurisdiction of the courts of the province of Ontario.

IN WITNESS WHEREOF the parties hereto have duly executed this Consulting Agreement as of the day first written above.

SIGNED, SEALED AND DELIVERED in the presence of

STELLAR PHARMACEUTICALS INC.

Per: ______________________

Name: Janice Clarke

Title: CFO

I have authority to bind the Corporation

LMT FINANCIAL INC.

Per: ______________________

Name: Arnold Tenney

Title:

I have authority to bind the Corporation

____
Witness

____
Per: Arnold Tenney